Loss on disposal of subsidiaries and other assets, net	12 Months Ended
Dec. 31, 2023
Gain (Loss) on Disposition of Stock in Subsidiary or Equity Method Investee [Abstract]
Loss on disposal of subsidiaries and other assets, net
15.
Loss on disposal of subsidiaries and other assets, net

Pay Services India, LLC

During the year ended December 31, 2022, the Company disposed of 100% of the equity interest of Pay Services India, LLC, including $1,620 in cash. Consideration for the disposal was $1,056 payable in cash. The net cash outflow is recorded as an investing activity in the Consolidated Statements of Cash Flows. This disposal resulted in a loss of $1,359 for the year ended December 31, 2022 which is included in Corporate for segment reporting purposes.